UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2023

Academy Sports and Outdoors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39589	85-1800912
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation )	File No.)	Identification No.)

1800 North Mason Road
Katy, Texas 77449
(Address of principal executive offices including Zip Code)

(281) 646-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 21, 2023, the Board of Directors of Academy Sports and Outdoors, Inc. (the “Company”) approved the appointment of Matthew (Matt) M. McCabe as the Company’s new Executive Vice President and Chief Merchandising Officer, effective as of June 25, 2023. As a result, effective as of such time, Steven (Steve) P. Lawrence transitioned out of the role of Chief Merchandising Officer of the Company. Mr. Lawrence assumed the role of Chief Executive Officer of the Company on June 1, 2023 and continued to serve as the Company’s Chief Merchandising Officer until his successor was effectively appointed.

Item 8.01     Other Events.
On June 22, 2023, the Company announced the appointment of Matthew (Matt) M. McCabe, 52, as the Company’s Executive Vice President and Chief Merchandising Officer, effective as of June 25, 2023, succeeding Mr. Steve Lawrence in this role as of such time. Mr. McCabe reports directly to Mr. Lawrence. A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Mr. McCabe joined the Company in December 2016 as Vice President, Divisional Merchandise Manager of Athletics and Licensed Apparel and served as Senior Vice President, General Merchandise Management of Footwear from September 2017 to June 2023. Prior to joining the Company, Mr. McCabe served as Vice President at Golfsmith International, where he led the apparel, footwear and soft consumables buying and private brand business. Prior to Golfsmith International, Mr. McCabe held various leadership roles at The Bon Ton Department Stores, Bachrach, Sears & Roebuck Co., and Mark Shale. Mr. McCabe holds a Bachelor of Science from Miami University.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 22, 2023.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADEMY SPORTS AND OUTDOORS, INC.

June 27, 2023	By:	/s/	Rene G. Casares
	Name:	Rene G. Casares
	Title:	Senior Vice President, General Counsel and Secretary